[AMERICAN BANK INCORPORATED LOGO]





March 31, 2003


Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of American Bank Incorporated (the "Company"), which will be held at The Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania, at 9:00 a.m. (local time) on April 29, 2003.

The business to be conducted at the Annual Meeting includes the election of three directors and the ratification of the appointment of auditors for the year ending December 31, 2003.

The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. The Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

I urge you to sign, date and return the enclosed proxy card as soon as possible even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

/s/ Mark W. Jaindl

Mark W. Jaindl
President and Chief Executive Officer

                           AMERICAN BANK INCORPORATED
                            4029 WEST TILGHMAN STREET
                          ALLENTOWN, PENNSYLVANIA 18104
                                 (610) 366-1800

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 29, 2003

         Notice is hereby given that the Annual Meeting of Stockholders of American Bank Incorporated (the "Company") will be held at The Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania, on April 29, 2003 at 9:00 a.m., local time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of three Directors to the Board of Directors;

         2. The ratification of the appointment of Beard Miller Company LLP as auditors for the year ending December 31, 2003; and

such other matters as may PROPERLY come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 17, 2003 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. A PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                   By Order of the Board of Directors

                                   /s/ Sandra A. Berg


                                   Sandra A. Berg, Corporate Secretary
Allentown, Pennsylvania
March 31, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                           AMERICAN BANK INCORPORATED
                            4029 WEST TILGHMAN STREET
                          ALLENTOWN, PENNSYLVANIA 18104
                                 (610) 366-1800


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 29, 2003

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of American Bank Incorporated (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at The Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania, on April 29, 2003, at 9:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 31, 2003.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. WHERE NO DIRECTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES THAT ARE RETURNED TO THE COMPANY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Sandra A. Berg, at the address shown above, or by delivering a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who has returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND METHOD OF COUNTING VOTES

         Holders of record of the Company's common stock, par value $0.10 per share, as of the close of business on March 17, 2003 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 6,100,109 shares of common stock issued and outstanding. The presence in person or by proxy of stockholders entitled to vote a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares represented in person or by proxy for purposes of determining that a quorum is present. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes cast at the Annual Meeting is required for the ratification of Beard Miller Company LLP as the Company's auditors, without regard to either broker non-votes, or proxies as to which the authority to vote is withheld.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the Company's common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by executive officers and Directors as a group and by each person who was the beneficial owner of more than 5% of the Company's outstanding shares of common stock.

                                                  AMOUNT OF SHARES
                                                  OWNED AND NATURE             PERCENT OF SHARES
         NAME AND ADDRESS OF                        OF BENEFICIAL               OF COMMON STOCK
          BENEFICIAL OWNERS                         OWNERSHIP (1)                 OUTSTANDING
        ---------------------                     ----------------             -----------------

        Frederick J. Jaindl(2)                        3,678,921                      55.7%
        3150 Coffeetown Road
        Orefield, PA 18069

        Mark W. Jaindl(2)                               991,497                      15.1%
        1964 Diehl Court
        Allentown, PA 18104

        David M. Jaindl(2)                              826,570                      12.9%
        3150 Coffeetown Road
        Orefield, PA 18069

        Martin F. Spiro                                 399,151                       6.5%
        1224 Main Street
        Allentown, PA 18104

(1) Shares "beneficially owned" include shares owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other shares as to which the individual has or shares voting or investment power, and shares that the individual may purchase under stock option(s) exercisable within 60 days.
(2) Frederick J. Jaindl is the father of Mark W. Jaindl and David M. Jaindl.


                       PROPOSAL I - ELECTION OF DIRECTORS

         The continuing Board of Directors consists of seven members. The Company's bylaws provide that approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors are elected. Three directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors are elected. The Board of Directors has nominated Frederick J. Jaindl, David M. Jaindl and John C. Long to serve as directors for a three-year term. Each individual is currently a member of the Board of Directors.

         The table below sets forth certain information, as of March 17, 2003, regarding members of the Company's Board of Directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.


                               POSITION(S)                                                       SHARES
                          HELD WITH THE COMPANY                    DIRECTOR      CURRENT       BENEFICIALLY   PERCENT OF
         NAME               OR AMERICAN BANK         AGE           SINCE(1)    TERM EXPIRES     OWNED(2)       CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                      NOMINEES

Frederick J. Jaindl(3)          Chairman             75             1996          2003        3,678,921(4)(5)   55.7%
David M. Jaindl(3)              Director             46             1996          2003          826,570(4)(6)   12.9%
John C. Long                    Director             38             2003          2003            2,000           *

                                                 OTHER BOARD MEMBERS

Phillip S. Schwartz             Director             57             1996          2004          250,852(4)(7)    4.1%
Martin F. Spiro                 Director             69             1996          2004          399,151(4)(8)    6.5%
Mark W. Jaindl(3)            Vice Chairman,          43             1996          2005          991,497(9)      15.1%
                            President and CEO
Elizabeth B. Gaul               Director             59             1996          2005          217,332(4)(10)   4.1%
Arthur A. Haberberger(11)       Director             65             1996          2003          147,687(12)      2.4%

                                      EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Sandra A. Berg           Senior Vice President,      46             n/a           n/a            11,175(13)       *
                         Senior Operations Officer
                              and Secretary
Chris J. Persichetti     Senior Vice President,      40             n/a           n/a            11,385(14)       *
                           Senior Loan Officer
Harry C. Birkhimer           Treasurer, Vice         54             n/a           n/a            12,750(15)       *
                              President and
                         Chief Financial Officer
Robert W. Turner             Vice President,
                         Director of Technology      41             n/a           n/a            -0-              *

All directors and executive                                                                   6,248,464         84.2%
officers as a group (12 persons)

-------------------------
*    Less than 1%.
(1) Reflects initial appointment to the Board of Directors of the Company or American Bank.
(2) Includes shares owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other shares as to which the individual has or shares voting or investment power, and shares that an individual may purchase under stock option(s) exercisable within 60 days.
(3)  Frederick J. Jaindl is the father of Mark W. Jaindl and David M. Jaindl.
(4) Includes 12,000 shares that can be acquired pursuant to the exercise of options.
(5) Includes 75,000 shares that can be acquired pursuant to the exercise of warrants, 2,415,780 shares held by Jaindl Associates, LP, as to which Frederick J. Jaindl is a general partner and 423,453 shares that can be acquired pursuant to the conversion of trust preferred securities.
(6) Includes 37,500 shares that can be acquired pursuant to the exercise of warrants and 78,707 shares that can be acquired pursuant to conversion of trust preferred securities. Also includes 117,434 shares, and 58,719 shares that can be acquired pursuant to the exercise of warrants, as to which David M. Jaindl is a co-trustee. Also includes 127,208 shares that can be acquired pursuant to the conversion of trust preferred securities as to which David M. Jaindl is a co-trustee.
(7) Includes 19,875 shares that can be acquired pursuant to the exercise of warrants and 19,000 shares that can be acquired pursuant to conversion of trust preferred securities.
(8) Includes 65,000 shares that can be acquired pursuant to conversion of trust preferred securities.
(9) Includes 93,750 shares that can be acquired pursuant to the exercise of options, 46,500 shares that can be acquired pursuant to the exercise of warrants and 105,000 shares that can be acquired pursuant to conversion of trust preferred securities. Also includes 117,746 shares and 58,873 shares that can be acquired pursuant to the exercise of warrants, as to which Mark
     W. Jaindl is a co-trustee. Also includes 153,532 shares that can be acquired pursuant to conversion of trust preferred securities as to which Mark W. Jaindl is a co-trustee.

(10) Includes 750 shares that can be acquired pursuant to the exercise of warrants and 42,855 shares that can be acquired pursuant to conversion of trust preferred securities.

(11) Mr. Haberberger has elected to retire from the Board of Directors at the expiration of his current term, which expires at the Annual Meeting.
(12) Includes 3,000 shares that can be acquired pursuant to the exercise of options and 4,250 shares that can be acquired pursuant to the exercise of warrants. Also includes 6,000 shares than can acquired pursuant to the conversion of trust preferred securities.
(13) Includes 10,500 shares that can be acquired pursuant to the exercise of options and 225 shares that can be acquired pursuant to the exercise of warrants.
(14) Includes 9,000 shares that can be acquired pursuant to the exercise of options and 795 shares that can be acquired pursuant to the exercise of warrants.
(15) Includes 6,000 shares that can be acquired pursuant to the exercise of options and 2,250 shares that can be acquired pursuant to the exercise of warrants.

         The business experience for the past five years for each of the Company's continuing directors and executive officers is as follows:

         FREDERICK J. JAINDL. Mr. Jaindl has served as Chairman of the Board and as a director of American Bank (the "Bank") since 1996 and of the Company since its formation in 2001. Mr. Jaindl is the sole proprietor of Jaindl Turkey Farms, an agribusiness engaged in farming and raising turkeys. He has been engaged in this business since 1947. He is also President of Jaindl's, Inc., an agribusiness engaged in the processing and selling of turkeys. Mr. Jaindl has served on the Board of Directors of Kutztown Bank, First National Bank of Allentown and, most recently Sovereign Bancorp, Inc. In January 1988, Mr. Jaindl joined the Sovereign Board and on March 21, 1989, he became Chairman and served as Chairman until 1995. Mr. Jaindl is Chairman of Jaindl Land Company, a developer of prime residential, commercial and industrial land in eastern Pennsylvania. His other business interests include Lehigh Ag Equipment, Inc., a John Deere sales and service center; Schantz Orchards, a grower and seller of fruit; and Lehigh Grains, Inc., a grain operation.

         MARK W. JAINDL. Mr. Jaindl has been the Vice Chairman, President and Chief Executive Officer of the Bank since 1996 and of the Company since its formation in 2001. He was a director of Massachusetts Fincorp, Inc., and its wholly owned subsidiary, Massachusetts Co-operative Bank from May 2000 and August 2000, respectively to August 2002. He served as Chief Financial Officer of Jaindl Turkey Farms and Jaindl Land Company from May 1982 to October 1991 and again from June 1995 to October 1997. He served as a director of Pure World, Inc., the holding company for Pure World Botanicals, from October 1994 until October 2001. Mr. Jaindl served as a director of Continental Information Systems, Inc. from February 2000 to December 2001.

         DAVID M. JAINDL. Mr. Jaindl has served as a director of the Bank since 1996 and of the Company since its formation in 2001. Mr. Jaindl has served since 1980 as the General Manager of Jaindl Turkey Farms, an agribusiness that has as its principal activities farming and raising turkeys. He is also Vice President of Jaindl's, Inc., an agribusiness engaged in the processing and selling of turkeys. Mr. Jaindl is President of Jaindl Land Company, a developer of prime residential, commercial and industrial land in eastern Pennsylvania. He is a partner in Schantz Orchards, a grower and seller of fruit, and serves as a Director of Lehigh Grains, Inc., a grain operation.

         ELIZABETH B. GAUL. Ms. Gaul has served as a director of the Bank since 1996 and of the Company since its formation in 2001. Since 1990, Ms. Gaul has been employed by Arbee Limited Partnership and Manheim Investors, Wyomissing, Berks County, Pennsylvania, which specializes in private investments, most recently as Managing Partner and principal. She is also Manager and a principal of Arbee Delaware Business Trust, domiciled in Wilmington, Delaware. Ms. Gaul was previously Vice President and Assistant Secretary of American Security Bank, N.A., a former Washington, D.C. bank that is now part of Bank of America, with which she was affiliated for over 25 years. She served as a director of Educators Mutual Insurance Life Insurance Company, Lancaster, Pennsylvania until 2002. Ms. Gaul is also a Board member of The Auxiliary of the Reading Hospital and Medical Center; Breast Cancer Support Services of Berks County; and a Trustee of Charles Evans Cemetery.

         JOHN C. LONG. Mr. Long has served as a director of the Company since March 2003. Mr. Long has been a Vice President and Treasurer of Arrow International, Inc., Reading, Berks County, Pennsylvania, a manufacturer of medical devices, since 1995. Mr. Long is a Certified Public Accountant and holds a Master of Business Administration degree from Columbia University, New York, New York. Mr. Long has been designated as the "Financial Expert" of the Company's Board of Directors.

         PHILLIP S. SCHWARTZ. Mr. Schwartz has served as a director of the Bank since 1996 and of the Company since its formation in 2001. Mr. Schwartz has been the President of Schwartz Heating & Plumbing, Inc., which specializes in plumbing installation for new construction, since 1980. He serves on the President's Council of DeSales University. Mr. Schwartz has been President of P & M Schwartz Corporation, a land development corporation located in Whitehall, Pennsylvania since 1993. He also served on the PNC Bank Regional Board from 1993 until the fall of 1996.

         MARTIN F. SPIRO. Mr. Spiro has served as a director of the Bank since 1996 and of the Company since its formation in 2001. Mr. Spiro retired in 1987 from garment manufacturing and currently is an investor in bank and thrift stocks. From 1990 until 1994, Mr. Spiro was a director of VSB Bancorp, Inc. in Closter, New Jersey when it was acquired by UJB Financial. From 1990 until 1992, Mr. Spiro was a director of Flagship Financial Corp. in Jenkintown, Pennsylvania, when it was acquired by PNC Financial.

         HARRY C. BIRKHIMER. Mr. Birkhimer has been employed by the Bank as Vice President and Chief Financial Officer since 1999, and has served as Vice
President and Treasurer of the Company since its formation in 2001. He is a Certified Public Accountant. From 1991 to 1998 he was Chief Financial Officer of Indiana First Savings Bank, Indiana, Pennsylvania.

         SANDRA A. BERG. Ms. Berg has been employed by the Bank since 1997, most recently as Senior Vice President, Senior Operations Officer and Secretary, and serves as Vice President and Secretary of the Company. She has over 25 years of retail banking and branch management experience. From 1990 to 1997, Ms. Berg was employed by PNC Bank, most recently as an Assistant Vice President and Branch Manager.

         CHRIS J. PERSICHETTI. Mr. Persichetti has been employed by the Bank since 1999 as Senior Vice President and Senior Loan Officer. He has 15 years of banking experience. From 1986 to 1999, Mr. Persichetti was employed by PNC Bank, most recently as a Vice President in the Business Banking Division.

         ROBERT W. TURNER. Mr. Turner has been employed by the Bank since 2001 as Vice President and Director of Technology. From 2000 to 2001, Mr. Turner was a Senior Systems Engineer with Guardian Life Insurance Company. From 1995 to 2000, he was a Project Manager in the Construction and Mining Group of Ingersoll-Rand Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees are the Executive Committee and the Audit Committee. The full Board of Directors acts as Nominating Committee for the Company. During the year ended December 31, 2002, the Board of Directors met at 12 regular meetings. No member of the Board or any committee thereof attended less than 75% of said meetings.

         The Executive Committee consists of Directors Frederick J. Jaindl (Chairman), Arthur A. Haberberger and Phillip S. Schwartz. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee did not meet during 2002.

         The Audit Committee consists of Directors Martin F. Spiro (Chairman), Elizabeth A. Gaul, John C. Long and Phillip S. Schwartz. The Audit Committee examines and approves the audit report prepared by the independent auditors of the Company, reviews and appoints the independent auditors of the Company, reviews the internal accounting controls of the Company and reviews and approves audit policies. The Audit Committee met three times during 2002.

AUDIT COMMITTEE REPORT

         The Audit Committee operates under a written charter adopted by the Board of Directors, which is included as Appendix A to this proxy statement. Each member of the Audit Committee satisfies the definition of independent director as established by the National Association of Securities Dealers. Mr. Long has been designated as the Financial Expert on the Audit Committee.

         Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         As part of its ongoing activities, the Audit Committee has:

         o  Reviewed  and  discussed  with   management,   and  the  independent
            auditors, the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002;

         o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as amended; and

         o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and has discussed with the independent auditors their independence from the Company.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 and be filed with the SEC. In addition, the Audit Committee determined to engage Beard Miller Company LLP as the Company's independent auditors for the year ending December 31, 2003, subject to the ratification of this appointment by the stockholders.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                            Martin F. Spiro, Chairman
                                Elizabeth A. Gaul
                                  John C. Long
                               Philip S. Schwartz

DIRECTORS' COMPENSATION

         Each non-employee director received $300 for attendance at Board meetings and $100 for attendance at Committee meetings through September 30, 2002. Effective October 1, 2002, each Director receives $10,000 per year for attendance at Board and Committee meetings. For the year ended December 31, 2002, directors as a group received $41,200 in fees for their services. Under the Company's Non-Qualified Stock Option Plan, and beginning in 1999, each non-employee director received an annual option grant of 2,000 shares of common stock. Option grants to Directors were discontinued in 2002. At December 31, 2002, options to purchase 72,000 shares of common stock had been granted to non-employee directors at an average exercise price of $5.58 per share, adjusted for the three-for-two stock split declared in January 2002.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth for the three years ended December 31, 2002, certain information as to the total remuneration paid by the Bank to the President and Chief Executive Officer and the Senior Vice President and Senior Lending officer ("Named Executive Officers"), each of whose salary and bonuses exceeded $100,000 in 2002.

                                          ANNUAL COMPENSATION                     LONG-TERM COMPENSATION
                               ---------------------------------------   --------------------------------------
                                                                         RESTRICTED      SECURITIES
      NAME AND                                            OTHER ANNUAL     STOCK        UNDERLYING                     ALL OTHER
 PRINCIPAL POSITION     YEAR      SALARY        BONUS     COMPENSATION     AWARDS     OPTIONS/SARS(#)(1)  PAYOUTS     COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Mark W. Jaindl,         2002   $   175,000   $  24,874        --             --            30,000           --           --
President and Chief     2001       162,500      18,134        --             --              --             --           --
Executive Officer       2000       148,077      15,000        --             --            45,750           --           --

Chris J. Persichetti,   2002   $   76,000       26,149        --             --             1,500           --           --
Senior Vice President   2001       72,500       13,086        --             --              --             --           --
Senior Lending Officer  2000       70,000       13,208        --             --             4,500           --           --

-----------------
(1) Adjusted to reflect the three-for-two stock split declared in January 2002.

EMPLOYEE BENEFIT PLANS

         NON-QUALIFIED STOCK OPTION PLAN. American Bank adopted a Non-Qualified Stock Option Plan, which was succeeded to by the Company. The Non-Qualified Stock Option Plan covers 395,000 shares of common stock, of which 265,250 were granted and outstanding at December 31, 2002. Options granted under this plan will have an option price at least equal to the fair market value of the common stock on the date of the grant. Options available for grant at December 31, 2002, were 71,250. The weighted-average remaining contractual life of the outstanding options at December 31, 2002, is approximately 7.3 years.

         Set forth in the table that follows is information relating to options granted under the Non-Qualified Stock Option Plan to the Named Executive Officers during the year ended December 31, 2002.

====================================================================================================================

                                         OPTION GRANTS IN LAST FISCAL YEAR
====================================================================================================================

                                                 INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------------------------------
                                               PERCENT OF TOTAL    EXERCISE
                                               OPTIONS GRANTED      OR BASE
                                 OPTIONS       TO EMPLOYEES IN       PRICE     EXPIRATION     GRANT DATE PRESENT
           NAME                  GRANTED             2002           ($)(1)        DATE           VALUE ($)(2)
--------------------------------------------------------------------------------------------------------------------
Mark W. Jaindl                   30,000              82.2            7.67        1/10/12            80,700
--------------------------------------------------------------------------------------------------------------------
Chris J. Persichetti              1,500               4.1            7.67        1/10/12             4,035
====================================================================================================================

--------------------------
(1) The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award.
(2) Based on a grant date present value of $2.69 per share derived using the Black-Scholes option pricing model with the following assumptions: volatility of 31%; risk free rate of return of 5.00%; dividend yield of -0-; and a 10-year option life.

         Set forth in the table that follows is certain information concerning options outstanding to the Named Executive Officers at December 31, 2002. No options were exercised by the Named Executive Officers during 2002.

====================================================================================================================
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
====================================================================================================================
                                                                 NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED
                                                                      OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                                                        YEAR-END                 YEAR-END(1)
                                                                -----------------------------------------------------
                             SHARES ACQUIRED       VALUE        EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
         NAME                 UPON EXERCISE       REALIZED                  (#)                        ($)
--------------------------------------------------------------------------------------------------------------------
Mark W. Jaindl                      0                $0              93,750/57,000            $424,688/$36,680
--------------------------------------------------------------------------------------------------------------------
Chris J. Persichetti                0                $0               9,000/6,000              $51,390/$2,065
====================================================================================================================

---------------------------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2002, at which date the last trade price of the Common Stock as quoted on the Nasdaq SmallCap Market was $9.49.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. American Bank has established an employee stock ownership plan. Employees with at least one year of employment with American Bank and who have attained age 21 are eligible to participate. Participants in the employee stock ownership plan receive credit for vesting purposes for each calendar year of continuous employment with American Bank in which the employee completed 1,000 hours of service prior to the effective date of the employee stock ownership plan. A participant is 20% vested in his/her benefits after three years of service and in an additional 20% for each subsequent year until a participant is 100% vested after seven years. A participant is also 100% vested in his benefits upon normal retirement (as defined in the employee stock ownership plan), early retirement, disability or death. A participant who terminates employment before becoming fully vested will forfeit his or her non-vested benefits under the employee stock ownership plan. Benefits are payable in the form of common stock and cash or, at the election of the participant, in common stock only or cash only, upon separation from service. American Bank's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits, and, therefore, benefits payable under the employee stock ownership plan cannot be estimated.

         In connection with the establishment of the employee stock ownership plan, American Bank appointed a committee of non-employee directors to administer the employee stock ownership plan, and to appoint a trustee. The employee stock ownership plan trustee, subject to its fiduciary duty, must vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of participating employees. Under the employee stock ownership plan, nondirected shares, and shares held in the suspense account, will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

         EMPLOYMENT AGREEMENT. American Bank has entered into an employment agreement with its President and Chief Executive Officer for a three-year term, which automatically extends by one day for each day of the contract term. American Bank can terminate the executive's employment for cause at any time without obligation under the agreement. If employment is terminated without cause or following a change in control, American Bank shall pay the executive's salary for the remaining term of the agreement. The agreement includes restrictions on competition and confidentiality following termination of employment.

INCENTIVE COMPENSATION

         Incentive compensation bonuses paid to executive officers, other officers, and staff are determined and paid at the sole discretion of the Board of Directors, typically on an annual basis. Total incentive compensation bonuses paid to all employees was $89,500, $109,100, and $65,000 for the years ended December 31, 2002, 2001, and 2000, respectively.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         The common stock of the Company is registered  with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement of the failure of an officer, director or 10% beneficial owner of the Company's common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports as required for the year ended December 31, 2002.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         American Bank leases the premises for its principal office under a five-year operating lease agreement expiring November 2007. American Bank has the option to extend the lease agreement for four additional five-year lease terms. American Bank is responsible for its direct or proportionate share of real estate taxes, insurance, utilities and maintenance and repairs on the building. The lessor is Frederick J. Jaindl, Chairman of the Board and a principal stockholder of American Bank Incorporated. The minimum lease payments due in 2003 under the original terms of the lease are $303,000.

         American Bank has had, and may be expected to have in the future, banking transactions in the ordinary course of business with its executive officers, directors, principal stockholders, their immediate families and affiliated companies (commonly referred to as related parties), on the same terms, including interest rates, as those prevailing at the time for comparable transactions with others.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Audit Committee of the Company has approved the engagement of Beard Miller Company LLP as the Company's auditors for the year ending December 31, 2003, subject to the ratification of the engagement by stockholders. A representative of Beard Miller Company LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by Beard Miller Company LLP during 2002:

         Audit Fees                                  $ 49,473
         Financial Information Systems
           Design and Implementation Fees            $    --
         All Other Fees                              $ 26,067

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Beard Miller Company LLP's independence. The Audit Committee concluded that performing such services does not affect Beard Miller Company LLP's independence in performing its function as auditor of the Company.

         In order to ratify the selection of Beard Miller Company LLP as the auditors for the year ending December 31, 2003 the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF BEARD MILLER COMPANY LLP AS AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 4029 West Tilghman Street, Allentown, Pennsylvania 18104, no later than December 1, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to bring a proper subject of business before the meeting, must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than ninety (90) days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of the Company's Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN OR TELEPHONIC REQUEST TO SANDRA A. BERG, CORPORATE SECRETARY, 4029 WEST TILGHMAN STREET, ALLENTOWN, PENNSYLVANIA 18104, (610) 366-1800.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Sandra A. Berg

                                              Sandra A. Berg
                                              Corporate Secretary
Allentown, Pennsylvania
March 31, 2003

                                      PROXY

                           AMERICAN BANK INCORPORATED
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 29, 2003

         The undersigned hereby appoints the official proxy committee of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at The Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania on April 29, 2003, at 9:00 a.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                                                          VOTE
                                                                           FOR          WITHHELD
                                                                           ---          --------
                                                                        (EXCEPT AS
                                                                        MARKED TO
                                                                           THE
                                                                         CONTRARY
                                                                          BELOW)

1.       The election as Directors of Frederick J. Jaindl,  David
         M.  Jaindl  and  John  C.  Long,  each  to  serve  for a          [ ]             [ ]
         three-year term.

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

------------------------------

------------------------------

                                                                     FOR              AGAINST            ABSTAIN
                                                                     ---              -------            -------
2.       The  ratification  of Beard Miller Company LLP as
         auditors for the year ending December 31, 2003.             [ ]                [ ]                 [ ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED AND RETURNED, WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 31, 2003, and audited financial statements.


Dated: _________________________                                [  ]  Check Box if You Plan
                                                                      to Attend Annual Meeting


-------------------------------                                 -----------------------------------
PRINT NAME OF STOCKHOLDER                                       PRINT NAME OF STOCKHOLDER


-------------------------------                                 -----------------------------------
SIGNATURE OF STOCKHOLDER                                        SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

--------------------------------------------------------------------------------

           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

--------------------------------------------------------------------------------